UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/06/2009

Assurant, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31978

DE	39-1126612
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York 10005
(Address of principal executive offices, including zip code)

(212) 859-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    On Friday, February 6, 2009, the Board of Directors (the "Board") of Assurant, Inc. (the "Company") elected Elaine D. Rosen to the Board. Ms. Rosen's appointment will be effective as of March 1, 2009. Ms. Rosen will serve as a Class III director and will be a member of the Nominating and Corporate Governance Committee. There are no arrangements or understandings between Ms. Rosen and any other person pursuant to which Ms. Rosen was elected as a director.

In connection with Ms. Rosen's election, the Company issued a press release on February 10, 2009. The text of the press release, which is attached hereto as Exhibit 99.1, is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release dated February 10, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

Date: February 10, 2009	By:	/s/ Stephen W. Gauster
Stephen W. Gauster
Senior Vice President, Chief Corporate Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 10, 2009